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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: December 5, 2003


                              CINCINNATI BELL INC.
             (Exact name of registrant as specified in its charter)


           Ohio                       1-8519                    31-1056105
State or other jurisdiction    (Commission File Number)        (IRS Employer
   of incorporation)                                        Identification No.)

       201 East Fourth Street
         Cincinnati, Ohio                                          45202
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (513) 397-9900



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FORM 8-K                                                   CINCINNATI BELL INC.


ITEM 5.       OTHER EVENTS.

         Cincinnati Bell Inc. announced on December 4, 2003 the election of Michael G. Morris, (57) chairman, president and chief executive officer of the Northeast Utilities system, to the company's board of directors, effective immediately. A copy of the Company's press release is attached as Exhibit 99.1







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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CINCINNATI BELL INC.


                                   By:   /s/ Christopher J. Wilson
                                         -------------------------------------
                                             Christopher J. Wilson
                                             Vice President and General Counsel



Date:  December 5, 2003



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                                  Exhibit Index


  Exhibit No.                        Exhibit                          Page No.
  -----------                        -------                          --------

    99.1                    Press Release of the Company dated
                            December 4, 2003